Attachment 3 – 767 MADP and QADP if no 787s are
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment B to Letter Agreement 6-1162-AKP-100R2 (Model 767)
MADP Rights Aircraft Delivery Months and Exercise Dates

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]		

Attachment 3 – 767 MADP and QADP if no 787s are
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment C to Letter Agreement 6-1162-AKP-100R2 (Model 767)
QADP Rights Aircraft Delivery Quarters and Exercise Dates

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]